UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date or Report (Date of earliest event reported): July 28, 2004
                                                           -------------

                        PETCARE TELEVISION NETWORK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Florida                          333-105840            59-3645932
------------------------------           -----------           --------------
(State or other jurisdiction            (Commission             (IRS Employer
 of incorporation)                        File No.)          Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                             33634
-------------------------------------------                            ---------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (813) 888-7330
                                                           --------------

                                       N/A
                                       ---
                         (Former Name or former address,
                         if changed since last report.)

ITEM  5. OTHER EVENTS.

      On July 27, 2004, PetCARE Television Network, Inc. (the "Company") and Victus Capital, LP ("Victus") entered into a Note Purchase Agreement ("NPA"), Subordinated Convertible Promissory Note ("July-Note"), and Warrant to Purchase Shares of Common Stock (the "Warrant"). On July 28, 2004, pursuant to the terms of the NPA and the July-Note, Victus loaned to the Company $1,000,000, at an annual rate of interest of twenty percent (20%) compounded semi-annually. The July-Note has a term of twelve months; however with the consent of both parties, the term of the July-Note can be extended for an additional 12 months. For the first year, the Company shall have the right to pay interest on the July-Note with registered, freely transferable common stock of the Company, valued at a ten percent (10%) discount to the market. On the date of maturity of the July-Note, the July-Note is convertible, at the option of the holder, into shares of the Company's common stock at a price of $.40 per share. Pursuant to the terms of the Warrant, Victus may purchase up to 2,500,000 shares of common stock of the Company at an exercise price of $0.75 per share. The Warrant expires on July 26, 2009. The July-Note may not be converted and the Warrant may not be exercised to the extent that Victus' overall ownership of the common stock of the Company will exceed 4.99%, unless such limitation is waived by Victus upon no less than sixty-one days (61) advance written notice.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements

            None

      (b) Pro Forma Financial Information

            None

      (c) Exhibits

            99.1 Press release dated August 11, 2004 issued by PetCARE Television Network, Inc. regarding obtaining a $1 million funding

            99.2 Note Purchase Agreement, dated July 27, 2004, by and between PetCARE Television Network, Inc. and
                     Victus Capital, LP.

            99.3 Subordinated Convertible Promissory Note, dated July 27, 2004, issued by PetCARE Television Network, Inc. to Victus Capital, LP.

            99.4 Warrant to Purchase Shares of Common Stock, dated July 27, 2004, issued by PetCARE Television Network, Inc. to Victus Capital, LP.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PETCARE TELEVISION NETWORK, INC.
                                               (Registrant)


Date:    August 11, 2004                By: /s/ Philip M. Cohen
                                            -----------------------------------
                                            Philip M. Cohen, President and
                                            Chief Executive Officer